SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: October 13, 2004


                               INVICTA GROUP INC.
                 (Name of Small Business Issuer in Its Charter)


            Nevada                          4700               91-2051923
(State or Other Jurisdiction of      (Primary  Standard     (I.R.S.  Employer
Incorporation  or  Organization)          Industrial        Identification No.)
                                    Classification Number)


                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
          (Address and Telephone Number of Principal Executive Offices)


                          William G. Forhan, President
                         9553 Harding Avenue, Suite 301
                              Miami Beach, FL 33154
                                 (305) 866-6525
            (Name, Address and Telephone Number of Agent for Service)



SECTION  4  MATTERS  RELATED  TO  ACCOUNTANTS  AND  FINANCIAL  STATEMENTS

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

As of October 10, 2004, the registrant concluded that previously issued financial statements, covering interim period ended June 30, 2004 should no longer be relied upon because of an error in such financial statements.

The financial statement covering intering period ended June 30, 2004 reflect a change in recognition of revenue.

Revenue represents the net commission and fees earned by the company as the primary obligor in accordance with the FAS Board of Emerging issues Task Force issue #99-19, Reporting Revenue Gross vs. Net. Impairment of Long-Lived Assets and Intangible Assets, all Intangible Assets are written of as Asset Impairment Charge of $1,023,753 decreasing profits accordingly.

Registrant CEO discussed with the SEC staff revenue recognition issues pertaining to FAS #99-19 and advised the registrant's independent accountants to make respective changes for both 1st and 2nd Quarters 2004 and going forward. The SEC staff also recommended the write off of Intangible Assets. Registrant's management accepted this recommendation.

SECTION  9  -  FINANCIAL  STATEMENTS  AND  EXHIBITS

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.


None.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Invicta  Group  Inc.

Date:     October  13,  2004

                         By:  /s/  William  G.  Forhan
                              ------------------------
                              William  G.  Forhan,  President